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                       SECURITIES AND EXHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K/A


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934



                                  May 19, 1996
                       (Date of earliest event reported)



                                 PS GROUP, INC.
             (Exact name of registrant as specified in its charter)



  Delaware                      1-7141                       95-27601
(State or other         (Commission file number)         (I.R.S. Employer
jurisdictionof                                          Identification No.)
incorporation)




                    4370 La Jolla Village Drive, Suite 1050
                          San Diego, California  92122
             (Address of principal executive offices and zip code)



                                 (619) 642-2999
                        (Registrant's telephone number)


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     THE FOLLOWING INFORMATION AMENDS AND RESTATES THE INFORMATION (INCLUDING
EXHIBIT 99.1) SET FORTH IN THE COMPANY'S CURRENT REPORT ON FORM 8-K DATED MAY 20, 1996.

ITEM 5.    OTHER EVENTS

          The Company and its subsidiary, PS Group Holdings, Inc., have entered into an Agreement Regarding 1996 Annual Meeting dated as of May 19, 1996 with Joseph S. Pirinea (the "Meeting Agreement"), pursuant to which (among other things) Mr. Pirinea is to be appointed to a newly-created vacancy on the Company's Board of Directors at the Board's organizational meeting to be held immediately following the conclusion of the 1996 Annual Meeting of Stockholders, he will serve on a new Strategic Planning Committee of the Board, and he is withdrawing his previous nomination and his stockholder proposal. The full text of the Meeting Agreement is set forth as Exhibit 99.1 and is incorporated by reference. A copy of the press release announcing the execution of the Meeting Agreement is incorporated by reference from Annex C of Exhibit 99.1.

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ITEM 7. (C)   EXHIBITS


Exhibit
Number    Description
- -------   -----------

99.1      1996 Annual Meeting Agreement dated as of May 19, 1996

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         PS GROUP, INC.
                         (Registrant)

Date: May 21, 1996


                         By:  /s/CHARLES E. RICKERSHAUSER, JR.
                            --------------------------------
                            Charles E. Rickershauser, Jr.,
                            Chairman of the Board and Chief
                            Executive Officer

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                                 EXHIBIT INDEX
                                 -------------

     The following exhibits are hereby filed as part of this Form 8-K/A:

Exhibit                                                       Page
Number    Description                                         Number
- ------    -----------                                         ------

99.1      1996 Annual Meeting Agreement dated as of May 19, 1996

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